UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

October 2, 2015
Date of Report (Date of earliest event reported)

FMC Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 N. Sam Houston Parkway W., Houston, TX	77086
(Address of principal executive offices)	(Zip Code)
(281) 591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)    At a meeting of the Board of Directors (the “Board”) of FMC Technologies, Inc. (the “Company”) on October 2, 2015, upon the recommendation of the Company’s Nominating and Governance Committee, the Board increased the size of the Board from 12 directors to 13 directors. The Board appointed Ms. Kay Priestly as a director of the Board to fill the vacancy created by the increase in the size of the Board, effective October 2, 2015. In addition, based on the recommendation of the Company’s Nominating and Governance Committee, the Board appointed Ms. Priestly to serve as a member of the Board’s Audit Committee.
For her service, Ms. Priestly will receive compensation commensurate with that received by the Company’s other non-employee directors, including awards under the Company’s Amended and Restated Incentive Compensation and Stock Plan. Her 2015 compensation will be pro-rated, as applicable, to reflect her length of service in 2015. The description of such compensatory arrangements under the caption “Director Compensation” in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 6, 2015, is incorporated herein by reference.
There are no understandings or arrangements between Ms. Priestly and any other person pursuant to which she was selected as a director. Ms. Priestly does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or officer. There are no transactions in which Ms. Priestly has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K.
On October 5, 2015, the Company issued a news release announcing the new director appointment, a copy of which is filed herewith as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amended and Restated By-Laws
On October 2, 2015, upon the recommendation of the Nominating and Governance Committee of the Company, the Board also approved the amendment and restatement of our By-Laws, effective October 2, 2015, to reflect, among other things, the following changes:

•	providing for additional disclosure requirements for notices of director nominations and stockholder proposals; and

•	clarifying the procedures relating to the appointment of the chairman of a meeting of stockholders and the powers of the chairman of a meeting to conduct such a meeting.
The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated By-Laws of FMC Technologies, Inc.

99.1	News Release issued by FMC Technologies, Inc. dated October 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

By: /s/ Dianne B. Ralston
Dated: October 5, 2015	Name: Dianne B. Ralston
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated By-Laws of FMC Technologies, Inc.

99.1	News Release issued by FMC Technologies, Inc. dated October 5, 2015